                                                                  Exhibit (a)(2)

                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                                TSI INCORPORATED
                                       AT

                          $14.00 NET PER SHARE IN CASH

             PURSUANT TO THE OFFER TO PURCHASE DATED JULY 12, 1999

                                       BY

                             JJF ACQUISITION, INC.

---------------------------------------------------------------
    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, AUGUST 11, 1999 UNLESS THE OFFER IS EXTENDED TO A LATER
   DATE AND TIME (THE "EXPIRATION DATE"). SHARES THAT ARE TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:
                        FIRSTAR BANK OF MINNESOTA, N.A.

                                 (651) 229-2600

                                        BY FACSIMILE TRANSMISSION                   BY HAND OR
             BY MAIL:               (FOR ELIGIBLE INSTITUTIONS ONLY):          OVERNIGHT DELIVERY:
      101 East Fifth Street                   (651) 229-6415                  101 East Fifth Street
    St. Paul, Minnesota 55101                                               St. Paul, Minnesota 55101
    Corporate Trust Department                                              Corporate Trust Department
                                     Confirm Facsimile by Telephone:
                                              (651) 229-2600

                            ------------------------

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS
    SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

---------------------------------------------------------------------------------------------------
                                  DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED
                HOLDER(S)                                SHARE CERTIFICATE(S) TENDERED
        (PLEASE FILL IN, IF BLANK)                   (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------
                                                                TOTAL NUMBER OF
                                                                    SHARES
                                                                  REPRESENTED          NUMBER
                                               CERTIFICATE            BY              OF SHARES
                                               NUMBER(S)*       CERTIFICATE(S)*      TENDERED**
                                            -------------------------------------------------------

                                            -------------------------------------------------------

                                            -------------------------------------------------------

                                            -------------------------------------------------------
                                              TOTAL SHARES

---------------------------------------------------------------------------------------------------
 *  Need not be completed by shareholders tendering by book-entry transfer.
**  Unless otherwise indicated, it will be assumed that all Shares being delivered to the
    Depositary are being tendered. See Instruction 4.
---------------------------------------------------------------------------------------------------

    The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificates and number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

    This Letter of Transmittal is to be used either if certificates evidencing Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase dated July 12, 1999 (the "Offer to Purchase")) is utilized, if delivery of Shares is to be made by book-entry transfer to the account maintained by Firstar Bank of Minnesota, N.A. (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

    Holders whose certificates for Shares are not immediately available or who cannot deliver confirmation of the book-entry transfer of their Shares into the Depositary's account at the Book-Entry Transfer Facility ("Book-Entry Confirmation") and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), must tender their Shares according to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase. See Instruction 2 of this Letter of Transmittal. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution: ____________________________________________

     Account Number ____________________________________________________________

     Transaction Code Number ___________________________________________________

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY (AS DEFINED IN THE OFFER TO PURCHASE) PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Owner(s): ___________________________________________

     Window Ticket Number (if any): ____________________________________________

     Date of Execution of Notice of Guaranteed Delivery: _______________________

     Name of Institution that Guaranteed Delivery: _____________________________

     If Delivery by Book-Entry Transfer Facility:

     Account Number ____________________________________________________________

     Transaction Code Number ___________________________________________________

LADIES AND GENTLEMEN:

    The undersigned hereby tenders to JJF Acquisition, Inc. (the "Purchaser"), the above described shares of common stock, par value $0.10 per share (the "Shares"), of TSI Incorporated, a Minnesota corporation (the "Company"), at a price of $14.00 per Share, net to the seller in cash, without interest thereon (the "Offer Price"), upon the terms and subject to the Conditions set forth in the Offer to Purchase and in this related Letter of Transmittal (which, as amended from time to time, together constitute the "Offer").

    Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares, rights or other securities issued or issuable in respect thereof on or after July 12, 1999) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such other shares, rights or securities) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such

Shares (and any such other shares, rights or securities), or transfer ownership of such Shares (and any such other shares, rights or securities) on the account books maintained by one of the Book-Entry Transfer Facilities, together in either such case with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) present such Shares (and any such other Shares, rights or securities) for transfer on the books of the Company and
(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any other such shares, rights or securities), all in accordance with the terms of the Offer.

    If, on or after June 16, 1999, the Company should declare or pay any cash dividend on the Shares or other distribution on the Shares, or issue with respect to the Shares any additional Shares, shares of any other class of capital stock, other voting securities or any securities convertible into, or rights, warrants or options, conditional or otherwise, to acquire, any of the foregoing, payable or distributable to shareholders of record on a date prior to the transfer of the Shares purchased pursuant to the Offer to the Purchaser or its nominee or transferee on the Company's stock transfer records, then, subject to the provisions of Section 13 of the Offer to Purchase, (a) the Offer Price may, in the sole discretion of the Purchaser, be reduced by the amount of any such cash dividend or cash distribution and (b) the whole of any such non-cash dividend, distribution or issuance to be received by the tendering shareholder will (i) be received and held by the tendering shareholder for the account of the Purchaser and shall be required to be promptly remitted and transferred by each tendering shareholder to the Depositary for the account of the Purchaser, accompanied by appropriate documentation of transfer, or (ii) at the direction of the Purchaser, be exercised for the benefit of the Purchaser, in which case the proceeds of such exercise will promptly be remitted to the Purchaser. Pending such remittance, the Purchaser will be entitled to all rights and privileges as owner of any such non-cash dividend, distribution, issuance or proceeds and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by the Purchaser in its sole discretion.

    The undersigned hereby irrevocably appoints Messrs. John J. Fauth, Joseph G. Kohler, Richard D. McNeil and Ralph L. Strangis, and each of them with the power to act alone, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution to the full extent of such shareholder's rights with respect to tendered Shares (and any and all other Shares, rights or securities issued or issuable in respect thereof on or after July 12, 1999), to vote in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, and otherwise act with respect to all the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote which the undersigned is entitled to vote at any meeting of shareholders (whether annual or special and whether or not an adjourned meeting) of the Company, or otherwise. This proxy is coupled with an interest in the Company and in the Shares and is irrevocable and is granted in consideration of, and is effective when, if and to the extent that the Purchaser accepts such Shares for payment pursuant to the Offer. Such acceptance for payment shall revoke, without further action, all prior proxies granted by the undersigned at any time with respect to such Shares (and any such other Shares or other securities) and no subsequent proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. The undersigned acknowledges that in order for Shares to be deemed validly tendered, immediately upon the acceptance for payment of such Shares, the Purchaser or the Purchaser's designee must be able to exercise full voting and all other rights which inure to a record and beneficial holder with respect to such Shares.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after July 12, 1999), and that, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete or confirm the sale, assignment and transfer of the Shares tendered hereby (and any and all such other Shares, rights or other securities).

    All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable, provided that Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date and, unless theretofore accepted for payment and paid for by Purchaser pursuant to the Offer, may also be withdrawn at any time after Monday, September 13, 1999 or such later time as may apply if the Offer is extended.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the names(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name of, and deliver such check and/or return such certificates to the person or persons so indicated. Shareholders delivering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at the Book-Entry Transfer Facility as such shareholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 7 OF
                          THIS LETTER OF TRANSMITTAL)

      To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned, or if Shares delivered by book-entry transfer which are not purchased are to be returned to credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.

  Issue  / / Check  and/or  / / Certificates to:
  Name _______________________________________________________________________
                                 (PLEASE PRINT)
  Address ____________________________________________________________________

  ____________________________________________________________________________
                                   (ZIP CODE)

   __________________________________________________________________________
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

  / / Credit unpurchased Shares delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

  ____________________________________________________________________________
                                (ACCOUNT NUMBER)

------------------------------------------------------------
------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 7 OF
                          THIS LETTER OF TRANSMITTAL)

      To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

  Mail  / / Check  and/or  / / Certificates to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                                   (ZIP CODE)

-----------------------------------------------------

--------------------------------------------------------------------------------

                                   SIGN HERE

                   (COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

  ____________________________________________________________________________

  ____________________________________________________________________________
                          (SIGNATURE(S) OF HOLDER(S))

  Dated: _______________________________________________________________, 1999

  (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5 of this Letter of Transmittal.)

  Name(s) ____________________________________________________________________

  ____________________________________________________________________________
                                 (PLEASE PRINT)

  Capacity (Full title) ______________________________________________________

  Address ____________________________________________________________________

          ____________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number _____________________________________________

  Tax Identification or Social Security No. __________________________________
                                    (COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

                           GUARANTEE OF SIGNATURE(S)
            (SEE INSTRUCTIONS 1 AND 5 OF THIS LETTER OF TRANSMITTAL)

  Authorized Signature _______________________________________________________

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Title ______________________________________________________________________

  Name of Firm _______________________________________________________________

  Address ____________________________________________________________________

          ____________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number _____________________________________________

  Dated: _______________________________________________________________, 1999
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the reverse hereof or (ii) if such Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. For a shareholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other required documents, must be received by the Depositary at one of its addressees set forth herein prior to the Expiration Date and either (i) certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

    Shareholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedure on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

    Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date and (iii) the certificates for all tendered Shares , in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Shares ), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents are received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery as provided in Section 3 of the Offer to Purchase. A "trading day" is any day on which the New York Stock Exchange (the "NYSE") is open for business.

    The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

    The signatures on this Letter of Transmittal cover the Shares tendered hereby.

    THE METHOD OF DELIVERY OF THE SHARES, THE LETTER TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. THE SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

    4. PARTIAL TENDERS. (Not applicable to shareholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Description of Shares to be Tendered." In such case, new certificate(s) for the remainder of the Shares that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly to the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

    When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsement of certificates or separate stock powers is required unless payment or certificates for Shares not tendered or purchased are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6 of this Letter of Transmittal, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If payment of the purchase price is to be made, or if certificates for Shares not tendered or purchased are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6 OF THIS LETTER OF TRANSMITTAL, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check and/or certificates for unpurchased Shares are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be resumed to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such shareholder may designate hereon. If no such instructions are given, such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Dealer Manager or the Information Agent (as such terms are defined in the Offer to Purchase) at the addresses set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Dealer Manager or the Information Agent at the addresses set forth below or from your broker, dealer, commercial bank or trust company.

    9. WAIVER OF CONDITIONS. The conditions of the Offer may be waived, in whole or in part, by the Purchaser, in its sole discretion, at any time and from time to time, in the case of any Shares tendered.

    10. SUBSTITUTE FORM W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal

Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to 31% federal income tax withholding with respect to any payments received pursuant to the Offer (as defined in the Offer to Purchase). If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. "If Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

    11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH HEREIN PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

    Under United States federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Depositary with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

    Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If backup withholding applies with respect to a shareholder, the Depositary is required to withhold 31% of any payments made to such shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying (a) that the TIN provided on the Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and (b) that such shareholder is not subject to backup withholding because (i) such shareholder is exempt from backup withholding, (ii) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) such shareholder has been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The shareholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for in the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

                   PAYER'S NAME: FIRSTAR BANK MINNESOTA, N.A.

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                                  PART I - PLEASE PROVIDE YOUR
                                  TIN IN THE BOX AT RIGHT AND         SOCIAL SECURITY NUMBER
                                  CERTIFY BY SIGNING AND DATING                 OR
                                  BELOW.
                                                                  EMPLOYER IDENTIFICATION NUMBER
                                                                 (IF AWAITING TIN WRITE "APPLIED
                                                                              FOR")

                                  ---------------------------------------------------------------
                                  PART II - Payees exempt from backup withholding, see the
                                  enclosed Guidelines for Certification of Taxpayer
                                  Identification Number on Substitute Form W-9 and complete as instructed therein.

           SUBSTITUTE             CERTIFICATION - Under penalties of perjury, I certify that:
            FORM W-9              (1)  The number shown on this form is my correct Taxpayer
   DEPARTMENT OF THE TREASURY          Identification Number (or a Taxpayer Identification Number
    INTERNAL REVENUE SERVICE           has not been issued to me) and either (a) I have mailed or
      PAYER'S REQUEST FOR              delivered an application to receive a Taxpayer
            TAXPAYER                   Identification Number to the appropriate Internal Revenue
         IDENTIFICATION                Service ("IRS") or Social Security Administration office
          NUMBER (TIN)                 or (b) I intend to mail or deliver an application in the
                                       near future. I understand that if I do not provide a
                                       Taxpayer Identification Number within 60 days, 31% of all
                                       reportable payments made to me thereafter will be withheld until I provide a number, and

                                  (2)  I am not subject to backup withholding either because (a)
                                  I am exempt from backup withholding, (b) I have not been
                                       notified by the IRS that I am subject to backup
                                       withholding as a result of a failure to report all
                                       interest or dividends, or (c) the IRS has notified me that
                                       I am no longer subject to backup withholding.

                                  CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or
                                  dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item
                                  (2). (Also see instructions in the enclosed Guidelines.)
-------------------------------------------------------------------------------------------------

                                     SIGNATURE   DATE , 1999
-------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    Questions and requests for assistance or additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed to the Information Agent or the Dealer Manager as set forth below:

                    The Information Agent for the Offer is:

                           BEACON HILL PARTNERS, INC.

                                90 Broad Street
                                   20th Floor
                               New York, NY 10004
                         (Call Collect) (212) 843-8500
                                       or
                         CALL TOLL-FREE (800) 475-9320

                      The Dealer Manager for the Offer is:
                              R.J. STEICHEN & CO.
                              One Financial Plaza
                                   Suite 100
                             120 South 6(th) Street
                             Minneapolis, MN 55402
                         (Call Collect) (612) 341-6200
                                       or
                         CALL TOLL-FREE (800) 328-4836